MEMBERS® VARIABLE ANNUITY SERIES

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated November 10, 2014

to the

Prospectus dated May 1, 2014

Effective on or about November 10, 2014, the following investment options are generally available to policies:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TA BlackRock Global Allocation Managed Risk – Balanced – Service Class(1)	Transamerica BlackRock Global Allocation Managed Risk – Balanced VP – Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Global Allocation Managed Risk – Growth – Service Class(1)	Transamerica BlackRock Global Allocation Managed Risk – Growth VP – Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.

(1)	The TA BlackRock Global Allocation Managed Risk – Balanced – Service Class and TA BlackRock Global Allocation Managed Risk- Growth – Service Class investment options are not available in New York.

Please note:

•	The TA BlackRock Global Allocation Managed Risk – Balanced – Service Class subaccount has been added as a Designated Investment Option under the Designated Allocation Group B of the Retirement Income ChoiceSM 1.6 Rider.
•	The TA BlackRock Global Allocation Managed Risk – Growth – Service Class subaccount has been added as a Designated Investment Option under Designated Allocation Group A of the Retirement Income ChoiceSM 1.6 Rider.
•	These investment options include volatility controlled strategies. Generally, these strategies can be expected to reduce your participation in market gains. Volatility controlled investment options may result in lower policy values and lower guaranteed benefits when the amount of those benefits is tied to investment performance. The Company’s requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider.
•	These investment options may vary for certain policies and may not be available for all policies.

Effective on or about close of business November 7, 2014, based upon the underlying fund portfolio merger, the following subaccount will merge:

Existing Subaccount	Acquiring Subaccount
TA Vanguard ETF Portfolio – Aggressive Growth	TA Vanguard ETF Portfolio – Growth

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Member® Variable Annuity Series dated May 1, 2014

Effective on or about November 10, 2014, based on changes to the underlying fund portfolio, the following changes apply to the TA PIMCO Real Return TIPS subaccount:

OLD SUBACCOUNT NAME	OLD PORTFOLIO NAME	OLD ADVISOR/SUBADVISOR
TA PIMCO Real Return TIPS – Service Class	Transamerica PIMCO Real Return TIPS VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

NEW SUBACCOUNT NAME	NEW PORTFOLIO NAME	NEW ADVISOR/SUBADVISOR
TA PineBridge Inflation Opportunities – Service Class	Transamerica PineBridge Inflation Opportunities VP – Service Class	PineBridge Investments LLC
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.

Effective on or about November 10, 2014, the Fund Facilitation Fee for the TA BlackRock Global Allocation subaccount (0.10%) will no longer be applied. All reference to this fee with regards to the TA BlackRock Global Allocation subaccount in the prospectus is hereby deleted.